Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin Fund Allocator Series (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSRS of the Registrant for the period ended 6/30/2019 (the “Form N-CSRS”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 8/30/2019

S\MATTHEW T. HINKLE

Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the Franklin Fund Allocator Series (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSRS of the Registrant for the period ended 6/30/2019 (the “Form N-CSRS”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 8/30/2019

S\GASTON GARDEY

Gaston Gardey
Chief Financial Officer and Chief Accounting Officer